UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2018

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

The information contained in this Current Report on Form 8-K (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 2.02 Results of Operations and Financial Condition

On February 27, 2018, Community Health Systems, Inc. (the “Company”) announced operating results for the fourth quarter and year ended December 31, 2017. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

ITEM 7.01 Regulation FD Disclosure

The press release referred to in Item 2.02 above also includes the Company’s 2018 annual earnings guidance. The 2018 guidance is based on the Company’s historical operating performance, current trends and other assumptions the Company believes are reasonable at this time as set forth on pages 19, 20, 21 and 22 of the press release. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Community Health Systems, Inc. Press Release, dated February 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2018	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

By: /s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer (principal executive officer)

By: /s/ Thomas J. Aaron
Thomas J. Aaron
Executive Vice President and Chief Financial Officer (principal financial officer)

By: /s/ Kevin J. Hammons
Kevin J. Hammons
Senior Vice President, Assistant Chief Financial Officer and Chief Accounting Officer (principal accounting officer)

2